Exhibit 10.1.4

EXECUTION VERSION

ADDITIONAL LENDER JOINDER AGREEMENT

THIS ADDITIONAL LENDER JOINDER AGREEMENT, dated as of December 17, 2014 (this “Agreement”), by and among PNC Bank, National Association, The Huntington National Bank, Citizens Bank, National Association and JPMorgan Chase Bank, N.A. (each an “Additional Lender” and collectively the “Additional Lenders”), ATKORE INTERNATIONAL, INC., a Delaware corporation (together with its successors and assigns, the “Parent Borrower”), the Subsidiary Borrowers from time to time party to the Credit Agreement (as defined below) (together with the Parent Borrower, collectively, the “Borrowers” and each individually, a “Borrower”) and the Administrative Agent (as defined below).

RECITALS:

WHEREAS, the Borrower and the Administrative Agent are parties to the Credit Agreement, dated as of December 22, 2010 (as amended by the First Amendment to Credit Agreement, dated as of February 3, 2011, the Second Amendment to Credit Agreement and First Amendment to and Reaffirmation of Guarantee and Collateral Agreement, dated as of October 23, 2013 and the Third Amendment to Credit Agreement, dated as of April 9, 2014, the “Credit Agreement”), capitalized terms defined therein being used herein as therein defined), among the Borrowers, the several banks and other financial institutions from time to time parties thereto (the “Lenders”), UBS AG, STAMFORD BRANCH, as an issuing lender, as administrative agent (in such capacity, the “Administrative Agent”) for the Lenders and as collateral agent for the Secured Parties, DEUTSCHE BANK AG NEW YORK BRANCH, as co-collateral agent, and UBS LOAN FINANCE LLC, as swingline lender; and

WHEREAS, subject to the terms and conditions of the Credit Agreement, the Borrowers may increase the Commitments by entering into one or more Joinder Agreements with the Additional Lenders.

NOW, THEREFORE, in consideration of the premises and agreements, provisions and covenants herein contained, the parties hereto agree as follows:

Each Additional Lender party hereto hereby agrees to commit to provide its respective Accordion Revolving Commitments as set forth on Schedule A annexed hereto, on the terms and subject to the conditions set forth below.

Each Additional Lender (i) confirms that it has received a copy of the Credit Agreement and the other Loan Documents, together with copies of the financial statements referred to therein and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement; (ii) agrees that it will, independently and without reliance upon the Administrative Agent, or any other Lender or Agent and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (iii) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement and the other Loan Documents as are delegated to the Administrative Agent by the terms thereof, together with such powers as are reasonably incidental thereto; and (iv) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender.

Each Additional Lender hereby agrees to make its Accordion Revolving Commitment as set forth on Schedule A on the following terms and conditions:

1. Other Fees. The Parent Borrower agrees to pay (or cause to be paid) to the Administrative Agent for the ratable benefit of each Additional Lender a non-refundable upfront fee in an amount up to 0.20% of the aggregate principal amount of Accordion Revolving Commitments held by such Additional Lender as of the date hereof.

2. Additional Lenders. Each Additional Lender Acknowledges and agrees that upon its execution of this Agreement that such Additional Lender shall become a “Lender” under, and for all purposes of, the Credit Agreement and the other Loan Documents, and shall be subject to and bound by the terms thereof, and shall perform all the obligations of and shall have all rights of a Lender thereunder.

3. Credit Agreement Governs. Except as set forth in this Agreement and any related amendments to the Loan Documents, Accordion Facility Increases shall otherwise be subject to the provisions of the Credit Agreement and the other Loan Documents.

4. Parent Borrower’s Certifications. By its execution of this Agreement, the undersigned officer of the Parent Borrower, to the best of his or her knowledge, hereby certifies that:

(i) The representations and warranties of the Parent Borrower set forth in the Credit Agreement and in each of the other Loan Documents to which it is a party or which are contained in any certificate furnished by or on behalf of the Parent Borrower pursuant to the Credit Agreement or any of the other Loan Documents to which it is a party are true and correct in all material respects on and as of the date hereof, with the same effect as if made on the date hereof except for representations and warranties expressly stated to relate to a specific earlier date, in which case such representations and warranties are true and correct in all material respects as of such earlier date; and

(ii) No Default or Event of Default has occurred and is continuing as of the date hereof or after giving effect to the Loans to be made on the date hereof and/or the issuance of any Letters of Credit to be issued on the date hereof.

5. Borrower Covenant. By its execution of this Agreement, the applicable Borrower hereby covenants to deliver or cause to be delivered all legal opinions and other documents reasonably requested by the Administrative Agent, as applicable, in connection with this Agreement.

6. Notice. For purposes of the Credit Agreement, the initial notice address of each Additional Lender shall be as set forth below its signature below.

7. Tax Forms. Each Additional Lender shall deliver herewith to the Borrowers and the Administrative Agent such forms, certificates or other evidence with respect to United States federal tax matters as contemplated by Subsection 4.11(b) and (c) of the Credit Agreement.

8. Recordation of the New Loans. Upon execution and delivery hereof, the Administrative Agent will record the Accordion Facility Increase made by the Additional Lender in the Register.

9. Amendment, Modification and Waiver. This Agreement may not be amended, modified or waived except by an instrument or instruments in writing signed and delivered on behalf of each of the parties hereto, except as provided for in Subsection 11.1 of the Credit Agreement.

10. Entire Agreement. This Agreement, the Credit Agreement and the other Loan Documents represent the entire agreement among the parties with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties by any of the parties relative to the subject matter hereof not expressly set forth or referred to herein or in the other Loan Documents.

11. GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ITS PRINCIPLES OR RULES OF CONFLICT LAWS TO THE EXTENT SUCH PRINCIPLES OR RULES ARE NOT MANDATORILY APPLICABLE BY STATUTE AND WOULD REQUIRE OR PERMIT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.

12. Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

13. Counterparts. This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts (including by telecopy), and all of such counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Agreement signed by all the parties shall be delivered to the Parent Borrower and the Administrative Agent.

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Joinder Agreement as of the date first above written.

PNC Bank, National Association

By:	/s/ Paul Krantz
	Name:	Paul Krantz
	Title:	Senior Vice President

Attention: Portfolio Manager
Telephone: 312-454-2920
Facsimile: 312-454-2919

JPMorgan Chase Bank, N.A.

By:	/s/ Elizabeth Manning
	Name:	Elizabeth Manning
	Title:	Authorized Officer

Attention:
Telephone:
Facsimile:

Citizens Bank, N.A.

By:	/s/ Kimberly A. Crotty
	Name:	Kimberly A. Crotty
	Title:	Senior Vice President

Attention: Kimberly A. Crotty
Telephone: 312.777.3508
Facsimile: 312.777.3492

[Signature Page to Additional Lender Joinder]

The Huntington National Bank

By:	/s/ Dennis Hatvany
	Name:	Dennis Hatvany
	Title:	Senior Vice President

Attention: ABL Account Executive
Telephone: 216 515 6608
Facsimile:

ATKORE INTERNATIONAL, INC.

By:	/s/ John P. Williamson
	Name:	John P. Williamson
	Title:	President and Chief Executive Officer

[Signature Page to Additional Lender Joinder]

UBS AG, STAMFORD BRANCH, as Administrative Agent

By:	/s/ Lana Gifas
	Name:	Lana Gifas
	Title:	Director
Banking Products Services, US

UBS AG, STAMFORD BRANCH, as Administrative Agent

By:	/s/ Jennifer Anderson
	Name:	Jennifer Anderson
	Title:	Associate Director
Banking Products Services, US

[Signature Page to Additional Lender Joinder]

SCHEDULE A

to the Joinder Agreement

Lender	Allocations
PNC Bank, National Association	$17,500,00
The Huntington National Bank	$2,000,000
Citizens Bank, National Association	$3,000,000
JPMorgan Chase Bank, N.A.	$2,500,000

Total Additional Lender Commitments	$25,000,000